BY OVERNIGHT MAIL AND CERTIFIED MAIL - RETURN RECEIPT REQUESTED


                         NOTICE OF EXERCISE OF RENEWAL OPTION


                               August 27, 1996

To: Riverside Associates Limited Partnership
    Lincoln Property Company
    1530 Wilson Boulevard
    Suite 200
    Arlington, Virginia  22209


Re: Office/Warehouse Lease Agreement dated December 10, 1991, by and between
    Riverside Associates Limited Partnership as Landlord and Sullivan Dental Products, Inc. as Tenant (the "Lease") for the premises commonly known as 4610 Mercedes Drive, Belcamp, Maryland 21017


PLEASE TAKE NOTICE that the undersigned Tenant, pursuant to Paragraph 45 of the above-referenced Lease, does hereby exercise its option to renew said Lease for an additional term of five (5) years to commence on March 1, 1997, and to expire on February 28, 2002, upon the terms and conditions set forth in the Lease. Please acknowledge your receipt of this Notice by signing the enclosed duplicate original of this Notice where indicated and returning same to the undersigned in the self-addressed, stamped envelope provided.

If you have any questions, please advise.


                                  SULLIVAN DENTAL PRODUCTS, INC.


                                  By   /S/  KENNETH A. SCHWING
                                     ----------------------------------------
                                            (Vice) President



The undersigned hereby acknowledges receipt of the foregoing Notice of Exercise of Renewal Option and agrees that the Lease is hereby extended by five (5) years through February 28, 2002, at such rental rates and upon such terms as are set forth in such Lease.

RIVERSIDE ASSOCIATES LIMITED PARTNERSHIP


By      J. PAUL BILL
   ------------------------------
    Authorized Agent

cc: Wolfe, Wolfe & Ryd


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

                             August 27, 1996

BY OVERNIGHT MAIL AND CERTIFIED MAIL - RETURN RECEIPT REQUESTED


Riverside Associates Limited Partnership
Lincoln Property Company
1530 Wilson Boulevard, Suite 200
Arlington, Virginia  22209

Attention:  Mr. Neil Alt

                                  Re:  Office/Warehouse Lease Agreement dated
                                       December 10, 1991, by and between
                                       Riverside Associates Limited
                                       Partnership, as Landlord, and Sullivan
                                       Dental Products, Inc., as Tenant, (the
                                       "Lease") for the premises commonly known as 4610 Mercedes Drive, Belcamp, Maryland (the "Premises")

Dear Mr. Alt:

This shall confirm the parties' agreement that the above referenced Lease, as extended by Notice of Exercise of Renewal Option dated August 27, 1996, shall be amended as follows:

    1. On or before March 1, 1997, Landlord shall, at its sole cost and expense: (a) paint the office area of the Premises with satin or semi-gloss paint, the color of which shall be selected by Tenant; and
         (b) clean the carpet within the Premises.

    2. Notwithstanding anything to the contrary contained in the Lease, Tenant's sole obligation for the maintenance and/or repair of the HVAC system in the Premises shall be to keep in effect during the entire Renewal Term, including any extensions thereof, at Tenant's sole cost and expense, a maintenance agreement with an established contractor providing for periodic (at least quarterly) inspection, servicing and repair (the "Work") of the HVAC system serving the Premises, which Work shall include, without limitation, the lubrication of all parts, the inspection of all cooling towers, the inspection and correction of all fluid levels, the replacement of all belts, bearings and filters and all other services customarily required for preventative maintenance.

    3. Notwithstanding anything to the contrary contained in the Lease, Tenant's sole obligation for the maintenance and/or repair of the sprinkler system in the Premises shall be to keep in effect during the entire Renewal Term, including any extensions thereof, at Tenant's sole cost and expense, a maintenance agreement with an established contractor providing for periodic (at least annual) inspection, servicing and repair of the sprinkler system serving the Premises.

    4. Paragraph 27 of the Lease be and hereby is amended to exclude from such Landlord's Lien any and all of Tenant's inventory, whether such inventory is located within the Premises or elsewhere.

Mr. Neil Alt
August 27, 1996
Page 2


    5. If, at the end of the Renewal Term (the "First Renewal Term"), Tenant is not in material default of any of the terms, conditions, or covenants of the Lease, as modified herein, Tenant, but not any assignee or subtenant of Tenant, is hereby granted one (1) option to renew this Lease for an additional term of five (5) years (the "Second Renewal Term") upon the same terms and conditions contained in the Lease, as modified herein, with the following exceptions:

         a. The Second Renewal Term will contain no further renewal options unless granted by Landlord in writing; and

         b. Rental during the Second Renewal Term shall be the market rate for similar office/warehouse projects within the Belcamp, Maryland area as agreed upon by Landlord and Tenant within sixty
              (60) days after Tenant exercises this Second Renewal Option; provided, however, that said rental during the Second Renewal Term shall not be less than the rental in effect during the First Renewal Term.

         If Tenant desires to renew this Lease for a Second Renewal Term, Tenant will notify Landlord of its intention to renew no later than six (6) months prior to the expiration date of the First Renewal Term.

Please confirm your agreement with the foregoing by signing the enclosed copy of this letter where indicated and returning same to me via facsimile and mail.

Thank you for your cooperation.

                                  Very truly yours,


                                  SULLIVAN DENTAL PRODUCTS, INC.


                                  By   /S/  KENNETH A. SCHWING
                                     ----------------------------------------
                                       Kenneth A. Schwing, Vice President

cc: Wolfe, Wolfe & Ryd


                                  THE UNDERSIGNED HEREBY ACKNOWLEDGES AGREEMENT WITH THE FOREGOING AMENDMENTS TO THE ABOVE REFERENCED LEASE:


                                  RIVERSIDE ASSOCIATES LIMITED PARTNERSHIP


                                  By      J. PAUL BILL
                                     ----------------------------------------
                                       Authorized Agent


                                          38